                                                                    EXHIBIT 10.6


                        THE EVEREN CAPITAL CORPORATION
                        ------------------------------
                                1995 STOCK PLAN
                                ---------------

1.   Preamble
     --------

          EVEREN Capital Corporation (the "Company") hereby establishes the EVEREN Capital Corporation 1995 Stock Plan as a means whereby the Company may, through outright grants of Company shares and awards of (i) incentive stock options ("ISOs") within the meaning of Section 422 of the Code, (ii) stock appreciation rights ("SARs"), (iii) nonqualified stock options ("NSOs"), (iv) restricted stock ("Restricted Stock"), (v) phantom stock ("Phantom Stock") and
(vi) performance units ("Performance Units"):

          (a) provide key employees who have substantial responsibility for the direction and management of the Company with additional incentive to promote the success of the Company's business;

          (b) encourage such employees to remain in the employ of the Company; and

          (c) enable such employees to acquire proprietary interests in the Company.

          The provisions of this Plan do not apply to or affect any option, stock, stock appreciation right, restricted stock, phantom stock or performance unit heretofore or hereafter granted under any other stock plan of the Company, and all such options, stock, stock appreciation rights, restricted stock, phantom stock or performance units continue to be governed by and subject to the applicable provisions of the plan under which they were granted.

2.   Definitions
     -----------

          2.01 "Award" means the grant of Common Stock, Nonvoting Common Stock, Options, SARs, Phantom Stock, Performance Units and/or Restricted Stock to a Participant. Awards shall be memorialized by agreements which are subject to the express terms and conditions of the Plan and to such other terms and conditions, not inconsistent with the Plan, as the Committee may deem appropriate (including, without limitation, any transfer restrictions which the Committee may impose).

          2.02 "Award Date" means the date upon which a share of Common Stock or Nonvoting Common Stock or an Option, SAR,

Phantom Stock, Performance Unit or Restricted Stock is awarded to a Participant under the Plan.

          2.03 "Board" or "Board of Directors" means the board of directors of the Company.

          2.04 "Code" means the Internal Revenue Code of 1986, as it exists now and as it may be amended from time to time.

          2.05 "Committee" means the Board of Directors until such time as the Board appoints the Compensation Committee. The term shall thereafter refer to the Compensation Committee of the Board or another committee consisting of not less than two directors of the Company appointed by the Board, none of whom shall participate in the Plan and all of whom shall qualify as disinterested persons within the meaning of Securities and Exchange Commission Regulation
(S)240.16b-3 or any successor regulation. The Committee may delegate to the Chief Executive Officer of the Company the administration of Awards granted to participants who are not officers, directors or non-employee consultants of the Company. Once appointed, the Committee shall continue to serve until otherwise directed by the Board of Directors.

          2.06 "Common Stock" means the common stock of the Company, par value $.01 per share.

          2.07 "Company" means EVEREN Capital Corporation, a Delaware corporation, and any successor thereto.

          2.08 "Employee" means an employee of the Company and its Subsidiaries.

          2.09 "Exchange Act" shall mean the Securities Exchange Act of 1934, as it exists now or from time to time may hereafter be amended.

           2.10 "Fair Market Value" as of any day means a good faith determination of the fair market value of Common Stock or, if applicable, the Nonvoting Common Stock as of the close of business on that day (but not less than the fair market value of such stock most recently determined by the independent financial advisor to the EVEREN Capital Corporation 401(k) and Employee Stock Ownership Trust).

          2.11 "ISO" means incentive stock options within the meaning of Section 422 of the Code.

          2.12 "NSO" means nonqualified stock options, which are not intended to qualify under Section 422 of the Code.

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          2.13 "Nonvoting Common Stock" means the Nonvoting Common Stock of the
Company, par value $.01 per share.

          2.14 "Option" means the right of a Participant, whether granted as an ISO or an NSO, to purchase a specified number of shares of Common Stock or Nonvoting Common Stock, subject to the terms and conditions of the Plan and the agreement memorializing the Participant's Award.

          2.15 "Option Price" means the price per share of Common Stock or Nonvoting Common Stock, as applicable, at which an Option may be exercised.

          2.16 "Participant" means an individual to whom an Award has been granted under the Plan.

          2.17 "Performance Unit" means a performance unit or a performance share issued pursuant to Section 11 of the Plan.

          2.18 "Phantom Stock" means hypothetical shares of Common Stock or Nonvoting Common Stock issued as phantom stock under the Plan.

          2.19 "Plan" means the EVEREN Capital Corporation 1995 Stock Plan, as set forth herein and from time to time amended.

          2.20 "Restricted Stock" means Common Stock or Nonvoting Common Stock awarded to a Participant pursuant to this Plan and subject to the restrictions contained in Section 9 of the Plan.

          2.21 "SAR" means a stock appreciation right issued pursuant to Section 8 of the Plan.

          2.22 "Subsidiary" means any subsidiary of the Company.

          2.23. Rules of Construction

          2.23.1 Governing Law. The construction and operation of this Plan are governed by the laws of the State of Illinois.

          2.23.2 Undefined Terms. Unless the context requires another meaning, any term not specifically defined in this Plan is used in the sense given to it by the Code.

          2.23.3 Headings. All headings in this Plan are for reference only and are not to be utilized in construing the Plan.

          2.23.4 Conformity with Section 422. The ISOs issued under this Plan are intended to qualify as incentive stock options described in Section 422 of the Code and all provisions of the Plan relating to the ISOs shall be construed in conformity with this intention. The NSOs issued under this Plan are not intended to qualify as incentive stock options described in Section 422 of the Code and all provisions of the Plan relating to NSOs shall be construed in conformity with this intention.

          2.23.5 Gender. Unless clearly inappropriate, all nouns of whatever gender refer indifferently to persons or objects of any gender.

          2.23.6 Singular and Plural. Unless clearly inappropriate, singular terms refer also to the plural and vice versa.

          2.23.7 Severability. If any provision of this Plan is determined to be illegal or invalid for any reason, the remaining provisions are to continue in full force and effect and to be construed and enforced as if the illegal or invalid provision did not exist, unless the continuance of the Plan in such circumstances is not consistent with its purposes.

3.   Stock Subject to the Plan

          (a) Except as otherwise provided in Section 3(b) below, the aggregate number of shares that may be issued under Options, as Restricted Stock, as unrestricted Common Stock or Nonvoting Common Stock, or as payment for SARs or Phantom Stock Awards through this Plan may not exceed 1,365,469 shares of Common Stock and 400,000 shares of Nonvoting Common Stock, provided that the number of Nonvoting Common Stock shares as to which Awards may be made may not at any time exceed a one percent (1%) equity interest in the Company (measured by reference to a fraction, the numerator of which shall be the number of Nonvoting Common Stock shares which may be issued hereunder and the denominator of which shall equal the aggregate number of outstanding shares of Common Stock and Nonvoting Common Stock). Reserved shares may be either authorized but unissued shares or treasury shares, in the Board's discretion. If any Awards of Common Stock, Nonvoting Common Stock, Options, Restricted Stock, SARs or Phantom Stock hereunder shall terminate or expire, as to any number of shares, new Common Stock, Nonvoting Common Stock, Options, Restricted Stock, SARs and Phantom Stock may thereafter be awarded with respect to such shares.

          (b) If there is a change in the corporate structure or shares of the Company, the Committee may make any adjustments necessary to prevent accretion, or to protect against dilution, in the number and kind of shares authorized by the Plan and, with respect to outstanding Awards, in the number and kind of shares covered thereby and in the applicable Option Price. For the purpose of this Section 3(b), a change in the corporate structure or shares of the Company includes, without limitation, any change resulting from a recapitalization, stock split, stock dividend, consolidation, rights offering, separation, reorganization, or liquidation and any transaction in which shares of Common Stock or Nonvoting Common Stock are changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or another corporation.

4.   Administration

          The Plan is administered by the Committee. In addition to any other powers set forth in this Plan, the Committee has the following powers:

          (a)  to construe and interpret the Plan;

          (b) to establish, amend and rescind appropriate rules and regulations relating to the Plan;

          (c) subject to the express provisions of the Plan, to select the individuals who will receive Awards, the times when they will receive them, the number of shares of Common Stock, Nonvoting Common Stock, Options, Restricted Stock, Phantom Stock, Performance Units and/or SARs to be subject to each Award (provided, however, that no ISO shall be granted hereunder more than ten (10) years after the date of the adoption of the Plan by the Board), the number of shares of Common Stock or Nonvoting Common Stock to be subject to each Option, the vesting schedule and the Option Price, payment terms, payment method, and expiration date, if any, applicable to each Award;

          (d) to contest on behalf of the Company or Participants, at the expense of the Company, any ruling or decision on any matter relating to the Plan or to any Awards;

          (e) generally, to administer the Plan, and to take all such steps and make all such determinations in connection with the Plan and the Awards granted thereunder as it may deem necessary or advisable; and

          (f) to determine the form in which payment of a SAR or a Phantom Stock Award granted hereunder will be made (i.e., cash, Common Stock, Nonvoting Common Stock or a combination thereof) or to approve a Participant's election to receive cash in whole or in part in settlement of the SAR or Phantom Stock Award.

5.   Eligible Employees
     ------------------

          Subject to the provisions of the Plan, the Committee shall from time to time select those key employees of the Company and any subsidiary or affiliate of the Company who shall be designated as Participants and determine the number, if any, of shares of Common Stock and/or Nonvoting Common Stock, ISOs, NSOs, SARs, Restricted Stock, Phantom Stock and Performance Units, or any combination thereof, to be awarded to each such Participant; provided, however, that no ISOs, or SARs granted with respect to ISOs, shall be awarded under the Plan after the expiration of the period of ten years from the date this Plan is adopted by the Board.

6.   Terms and Conditions of Incentive Stock Options
     -----------------------------------------------

          Each ISO agreement, in such form as is approved by the Committee, shall be subject to the following express terms and conditions and to such other terms and conditions, not inconsistent with the Plan, as the Committee may deem appropriate:

          (a)  Option Period.  Each ISO will expire as of the earliest of:

               (i)    the date on which it is forfeited under the provisions of
               Section 13;

               (ii) ten (10) years (or five (5) years as specified in paragraph (d) below) from the Award Date:

               (iii) three (3) months after the Participant's termination of employment with the Company and its parent and subsidiaries for any reason other than death or "disability" (within the meaning of Code Section 23(e)(3) ("Disability");

               (iv) twelve (12) months after the Participant's death or Disability; or (v) any other date (within the limits of the Code) specified by the Committee when the ISO is granted.

          (b) Option Price. Subject to the provisions of paragraph (d) below, the Option Price shall be determined by the Committee at the time an ISO is granted, and shall not be less than the Fair Market Value of the Common Stock or Nonvoting Common Stock on the Award Date.

          (c) Other Option Provisions. The form of ISO authorized by the Plan may contain such other provisions as the Committee may, from time to time, determine; provided, however, that such other provisions may not be inconsistent with any requirements imposed on incentive stock options under code Section 422 and related Treasury regulations.

          (d) Awards to Certain Stockholders. Notwithstanding paragraphs (a) and
     (b) above, if an ISO is granted to a Participant who, immediately before the grant of the ISO, owns stock representing more than 10 percent of the total combined voting power of all classes of stock of the Company or its parent or subsidiary corporations, the exercise period specified in the option agreement for which the ISO thereunder is granted shall not exceed five years from the Award Date, and the Option Price shall be at least 110 percent of the Fair Market Value (as of the Award Date) of the stock subject to the ISO.

7.   Terms and Conditions of Nonqualified Stock Options
     --------------------------------------------------

          Each NSO agreement, in such form as is approved by the Committee, shall be subject to the following express terms and conditions and to such other terms and conditions, not inconsistent with the Plan, as the Committee may deem appropriate:

          (a) Option Period. Unless the Committee specifies otherwise in the provisions of any Award, each NSO will expire as of the earliest of:

               (i)  the date on which it is forfeited under the provisions of
               Section 13;

               (ii)  ten (10) years from the Award Date;

               (iii) three (3) months after the Participant's termination of employment with the Company and its parent and Subsidiaries for any reason other than death, Disability or normal retirement (as defined by any combination of years and service equalling seventy
               (70)) ("Normal Retirement");

               (iv) three (3) years after the Participant's Normal Retirement or Disability;

               (v)  twelve (12) months after the Participant's death; or

               (vi) any other date (within the limits of the Code) specified by the Committee in the Participant's Award when the NSO is granted.

          (b) Option Price. At the time granted, the Committee will fix the Option Price, which (unless the Committee specified otherwise in the provisions of any Award) will be no less than eighty-five percent (85%) of the Fair Market Value of the Common Stock or Nonvoting Common Stock shares subject to the NSO on the Award Date.

          (c) Other Option Provisions. The form of NSO authorized by the Plan may contain such other provisions as the Committee may from time to time determine.

8.   Terms and Conditions of Stock Appreciation Rights
     -------------------------------------------------

          The Committee may, in its discretion, grant a SAR to any Participant under the Plan. Each SAR shall be evidenced by an agreement between the Company and the Participant, and may (but need not necessarily) relate to and be associated with all or any part of a specific ISO or NSO. A SAR shall entitle the Participant to whom it is granted the right, so long as such SAR is exercisable and subject to such limitations as the Committee shall have imposed, to surrender any then exercisable portion of the Participant's SAR and, if applicable, the related ISO or NSO, in whole or in part. Should such a surrender occur, the Participant shall receive from the Company in exchange, without any payment of cash (except for applicable employee withholding taxes), that number of shares of Common Stock or Nonvoting Common Stock having an aggregate Fair Market Value on the date of surrender equal to the product of (i) the excess of the Fair Market Value of a share of Common Stock or Nonvoting Common Stock (as determined by the Committee and evidenced in the Award) on the date of surrender over the Fair Market Value of a share of

Common Stock or Nonvoting Common Stock on the date the SARs were issued, or, if the SARs are related to an ISO or an NSO, the per share Option Price under such ISO or NSO on the Award Date, and (ii) the number of shares of Common Stock or Nonvoting Common Stock subject to such SAR, and, if applicable, the related ISO or NSO or portion thereof which is surrendered. Whether Common Stock or Nonvoting Common Stock will be received pursuant to the immediately preceding sentence will depend on whether the SAR and, if applicable, the related ISO or NSO, pertain to Common Stock or to Nonvoting Common Stock. Notwithstanding anything stated in this paragraph, the Committee, in its sole discretion, may allow the Company to settle all or part of the Company's obligation arising out of the exercise of a SAR by the payment of cash equal to the aggregate Fair Market Value of the shares of Common Stock or Nonvoting Common Stock which the Company would otherwise be obligated to deliver.

          A SAR granted in conjunction with an ISO or NSO shall terminate on the same date as the related ISO or NSO and shall be exercisable only if the Fair market Value of a share of Common Stock (or, as applicable, Nonvoting Common Stock) exceeds the Option Price for the related ISO or NSO, and then shall be exercisable to the extent, and only to the extent, that the related ISO or NSO is exercisable. The Committee may at the time of granting any SAR add such additional conditions and limitations to the SAR as it shall deem advisable, including, but not limited to, limitations on the period or period within which the SAR shall be exercisable and the maximum amount of appreciation to be recognized with regard to such SAR. Should a Participant become (or be) subject to Section 16(a) and Section 16(b) of the Exchange Act, the Committee may at any time add such additional conditions and limitations to such SAR which, in its discretion, the Committee deems necessary or desirable in order to comply with such Section 16(a) or Section (b) and the rules and regulations issued thereunder, or in order to obtain any exemption therefrom. Any ISO or NSO portion thereof which is surrendered with a SAR shall no longer be exercisable.

9.   Terms and Conditions of Restricted Stock Awards
     -----------------------------------------------

          All shares of Common Stock or Nonvoting Common Stock awarded to Participants under the Plan as Restricted Stock shall be subject to the following express terms and conditions and to such other terms and conditions, not inconsistent with the Plan, as the Committee shall deem appropriate:

          (a) Restricted Period. Shares of Restricted Stock awarded to Participants may not be sold, assigned, transferred, pledged or otherwise encumbered before they vest. Subject to the provisions of paragraph (b) below and any other restrictions imposed by law, any shares of Restricted Stock that vest will be transferred, subject only to the restrictions set forth in Section 20, to the Participant or, in the event of his death, to the beneficiary or beneficiaries designated by writing filed by the Participant with the Committee for such purpose or, if none, to his estate. Delivery of shares in accordance with the preceding sentence shall be made within the thirty-day period after they vest.

          (b) Forfeitures. A Participant shall forfeit all unpaid accumulated dividends and all shares of Restricted Stock which have not vested prior to the date that his employment with the Company is terminated for any reason.

          (c) Certificates Deposited With Company. Each certificate issued in respect of shares of Restricted Stock awarded under the Plan shall be registered in the name of the Participant and deposited with the Company. Each such certificate shall bear the following (or a similar) legend:

               "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) relating to Restricted Stock contained in the EVEREN Capital Corporation 1995 Stock plan and an Agreement entered into between the registered owner and EVEREN Capital Corporation. Copies of such Plan and Agreement are on file at the principal office of EVEREN Capital Corporation.

               This certificate and the shares represented hereby are also subject to transfer restrictions contained in an agreement dated _____________, 199_ by and among the Company and certain of its shareholders, a copy of which is on file with the Secretary of the Company. The agreement is binding upon the heirs, personal representatives, successors and assigns of the registered holder hereof."

          (d) Stockholder Rights. Subject to the foregoing restrictions, each Participant shall have all the rights of a stockholder with respect to his shares of Restricted Stock including, but not limited to, the right to vote and to receive dividends on such shares.

10.  Terms and Conditions of Phantom Stock
     -------------------------------------

          The Committee may, in its discretion, award Phantom Stock to any Participant under the Plan. Each Award of Phantom Stock shall be evidenced by an agreement between the Company and the Participant. An Award of Phantom Stock shall entitle the Participant to whom it is awarded the right to elect at any time, so long as such Phantom Stock is vested and subject to such limitations as the Committee shall have imposed, to surrender, in whole or in part, any then vested portion of the Phantom Stock awarded and receive from the Company in exchange the then Fair Market Value of the Common Stock or Nonvoting Common Stock to which the surrendered Phantom Stock relates, payable either in cash or in shares of Common Stock or Nonvoting Common Stock as the Committee may determine. The Committee may at the time of awarding any Phantom Stock add such additional conditions and limitations to the Phantom Stock as it shall deem advisable, including, but not limited to, limitations on the period or periods within which the Phantom Stock may be surrendered, and the maximum amount of appreciation to be recognized with regard to such Phantom Stock.

11.  Terms and Conditions of Performance Units
     -----------------------------------------

          Performance Units which are awarded hereunder shall be credited to a Performance Unit Account to be maintained for the Participant receiving the Award. Every Award of Performance Units shall be memorialized in a written agreement (an "Award Agreement"). Subject to the next succeeding sentence, and unless otherwise provided in a Participant's Award Agreement, each Performance Unit shall be deemed to be equivalent in value to one share of Common Stock or Nonvoting Common Stock as specified in the Award (measured as of the date the Performance Unit is granted). The terms and conditions of any particular Award of Performance Units may be varied without limitation, by the Committee, except as otherwise provided herein. The Committee may also, in its sole discretion, substitute other forms of awards (such as Restricted Stock) for Performance Units if, in the Committee's opinion, such substitution will not result in any significant increase in the cost of the Plan to the Company. No award or Performance Units under the Plan shall entitle any recipient to any dividend, voting or any other shareholder rights with respect to such Performance Units.

          Payment for Performance Units shall be in cash and/or shares of Common or Nonvoting Common Stock (as determined by the Committee and described in the Award). A Participant shall no right to receive payment for any part of the

Participant's Performance Units and all of the Participant's Performance Units shall be forfeited unless the Performance Units become vested pursuant to
Section 13 below. The extent to which a Participant receives payment of all or part of the Performance Units granted in an Award shall be determined by the degree to which the cumulative annual growth in the Company's consolidated earnings per share ("EPS") and/or where appropriate, subsidiary, group or division performance, meets certain objectives (specified in the Award Agreement) during the Award period to which the grant applies.

          The extent to which any one measure of performance will affect a Participant's payment may vary according to the Participant's assigned responsibilities during the Award period. However, depending on the particular terms of a Participant's Award Agreement, a portion of the payment of a Performance Unit Award for any Participant may depend upon performance against the Company's EPS objectives. The Committee shall have the right to add, delete or approve different EPS growth objectives for each Plan Period and/or for any Performance Unit Award.

          No payments will be made to Participants prior to the end of an Award period (as defined in the Participant's Award Agreement). Payment of Performance Units shall be made as soon as practicable after the end of the period which determines a Participant's right to receive such payment.

          The Committee may at the time of awarding any Performance Units add such additional conditions and limitations to the Performance Units as it shall then deem advisable.

12.  Manner of Exercise of Options
     -----------------------------

          To exercise a Participant's Options in whole or in part, a Participant (or, after his death, his executor or administrator) must give written notice to the Committee, stating the number of shares with respect to which he intends to exercise the Options. The Company will issue the shares with respect to which the Option(s) is or are exercised upon payment in full or the Option Price. The Committee may permit the Option Price to be paid in cash or shares of Common Stock (or if the Option relates to Nonvoting Common Stock, in shares of Nonvoting Common Stock) held by the Participant having an aggregate Fair Market Value, as determined on the date of delivery, equal to the Option Price. The Committee may also permit the Option Price to be paid by any other method permitted by law, including by delivery to the Committee from the Participant of an election directing the Company to withhold from the shares of Common Stock or Nonvoting Common Stock the Participant would have otherwise received upon exercise of the Participant's Options the number of shares of Common Stock or Nonvoting Common Stock having an aggregate Fair Market Value on the exercise date equal to the Option Price. If a Participant pays the Option Price with shares of Common Stock or Nonvoting Common Stock which were received by the Participant upon exercise of one or more ISOs, and such Common Stock or Nonvoting Common Stock has not been held by the Participant for at least the greater of:

          (a)  two years from the date the ISOs were granted, or

          (b) one year after the transfer of the shares of Common Stock or Nonvoting Common Stock to the Participant,

the use of the shares shall constitute a disqualifying disposition and the ISO underlying the shares used to pay the Option Price shall no longer satisfy all of the requirements of Code Section 422.

13.  Vesting
     -------

          A Participant may not exercise an Option or surrender a Phantom Stock share, a SAR or a Performance Unit until it has become vested. Similarly, no share of Restricted Stock may be sold, transferred, reassigned, pledged or otherwise encumbered or disposed of until it is vested. The portion of an Award of Options, SARs, Restricted Stock, Phantom Stock and/or Performance Units that is vested depends upon the period that has elapsed since the Award Date. The following vesting schedules apply to any Award of Options, SARs, Restricted Stock, Phantom Stock and/or Performance Units under the Plan unless the Committee establishes a different vesting schedule on the Award Date:

                                          Vested Percentage (Where
                                          Participant Has Been Employed by
                                          the Company (or an Affiliated
Number of December 31                     Predecessor Corporation) (As
Calendar Year Ends ("Year                 Determined by the Committee) on
Ends") Which Have Occurred                Less Than Five Consecutive Year
Since Award Date                          Ends as of the Award Date)
- --------------------------                ---------------------------------

Fewer than two                                         0%
Two but fewer than three                               25%
Three but fewer than four                              50%
Four but fewer than five                               75%
Five or more                                           100%

                                          Vested Percentage (Where
                                          Participant Has Been Employed by
                                          the Company (or an Affiliated
                                          Predecessor Corporation) (As
Number of Year Ends                       Determined by the Committee) on
Which Have Occurred                       Five or More Consecutive Year
Since Award Date                          Ends as of the Award Date)
- --------------------------                ---------------------------------

Fewer than two                                         0%
Two but fewer than three                               25%
Three or more                                          100%

Notwithstanding anything herein to the contrary, unless otherwise provided in a Participant's Award, all Awards will become vested and exercisable upon the effective date of a "change of control" and will remain exercisable during the thirty (30) days following the effective date of the change of control. For purposes of this Plan, a "change of control" of the Company shall be deemed to have occurred upon the first to occur of any of the following events (or any other event recognized in writing by the Committee as constituting a "change in control"):

          (a) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company's Common Stock would be converted into cash, securities or other property, other than any consolidation or merger of the Company in which the holders of the Company's Common Stock immediately prior to the consolidation or merger have the same proportionate ownership of common stock of the surviving corporation immediately after the consolidation or merger; or

          (b) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company, other than any sale, lease, exchange or other transfer to any entity where the Company owns, directly or indirectly, at least eighty percent (80%) of the outstanding voting securities of such entity after any such transfer; or

          (c) any liquidation or dissolution of the Company; or

          (d) the date any person (as such term is used in Section 13(d) of the Securities Exchange Act of 1934, hereinafter the "1934 Act"), other than or more trusts established by the Company or a Subsidiary for the benefit of employees of the Company or its Subsidiaries, shall become the beneficial owner (within the meaning of Rule 13d-3 under the 1934 Act) of twenty percent (20%) or more of the Company's outstanding Common Stock; or

          (e) the failure, during any period of twenty-four (24) consecutive months, of those individuals who at the beginning of such period constitute the entire Board for any reason to constitute a majority thereof unless the election, or the nomination for election by the Company's stockholders, of each new director comprising the majority was approved by a vote of at least a majority of the Continuing Directors as hereinafter defined, in office on the date of such election or nomination for election of the new director. For purposes hereof, a "Continuing Director" shall mean:

                 (1) any member of the Board immediately following the consummation of the "KSOP Purchase" (as defined in the prospectus included in the Registration Statement on Form S-1 filed by the Company with the Securities and Exchange Commission (File No. 33-92686) or

                 (2) any director elected, or nominated for election by the Company's stockholders to fill any vacancy or newly created directorship on the Board by a majority of the Continuing Directors then still in office.

If a Participant terminates employment with the Company for any reason, he forfeits any Awards that are not yet vested. A transfer from the Company to a Subsidiary or affiliate, or vice versa, is not a termination of employment for purposes of this Plan.

14.  Nontransferability of Awards
     ----------------------------

          Awards granted under the Plan shall not be transferable other than by will or the laws of descent and distribution and each Award shall be exercisable during the Participant's lifetime only by the Participant or the Participant's guardian or legal representative. Notwithstanding the foregoing, at the discretion of the Committee, an Award may permit its transfer by the Participant solely to members of the Participant's immediate family (as defined by the Committee) or trusts or family partnerships for the benefit of such persons subject to such terms and conditions as may be established by the Committee.

15.  Rights as Stockholder
     ---------------------

          No Common Stock or Nonvoting Common Stock may be delivered upon the exercise of any Option until full payment has been made. A Participant has no rights whatsoever as a stockholder with respect to any shares covered by an Option until the date of the issuance of a stock certificate for the shares.

16.  Withholding Tax
     ---------------

          The Company shall be entitled to withhold the amount of any tax attributable to any payments made under the Plan after giving the Award recipient notice as far in advance as practicable and the Company may defer making delivery as to any Award if any such tax is payable until indemnified to its satisfaction. The Committee may, in its discretion and subject to rules which it may adopt, permit a Participant to pay all or a portion of the taxes arising in connection with any Award under the Plan by making a direct payment to the Company or by electing to have the Company withhold shares of Common Stock or Nonvoting Common Stock from the shares otherwise deliverable to the Participant, having a Fair Market Value equal to the amount to be withheld.

17.  No Right to Employment
     ----------------------

          Participation in the Plan will not give any Participant a right to be retained as an employee of the Company, or any right or claim to any benefit under the Plan, unless the right or claim has specifically accrued under the Plan.

18.  Amendment of the Plan
     ---------------------

          The Board of Directors may from time to time amend or revise the terms of this Plan in whole or in part and may, without limitation, adopt any amendment deemed necessary; provided, however, that (a) no change in any Award previously granted to a Participant may be made that would impair the rights of the Participant without the Participant's consent, (b) no amendment may extend the period in which a Participant may exercise an ISO beyond the period set forth in Section 6(a)(ii), and (c) the Board of Directors may not, without approval by the holders of a majority of the shares of the Company present at a stockholders meeting, (i) change the aggregate number of shares that may be granted outright as Common Stock or Nonvoting Common Stock or pursuant to Options, Restricted Stock, SARs and Phantom Stock awarded under the Plan (except in accordance with the provisions of Section 14), (ii) change the class of eligible employees who may receive Awards under the Plan, (iii) adopt any amendment affecting the Option Price at which Options may be granted, or (iv) materially increase benefits accruing to Participants under the Plan.

19.  Stockholder Approval
     --------------------

          Operation of the Plan shall be subject to approval by the stockholders of the Company within twelve months before or after the date the Plan is adopted by the Board of Directors in accordance with Rule 16b-3(b) of the Exchange Act. If such stockholder approval is obtained at duly held stockholders' meeting, it may be obtained by the affirmative vote of the holders of a majority of the shares of the Company present at the meeting or represented and entitled to vote thereon.

          If such stockholder approval is obtained by written consent, it must be obtained by the unanimous written consent of all stockholders of the Company.

20.  Conditions Upon Issuance of Shares
     ----------------------------------

          An Option shall not be exercisable, a share of Common Stock or Nonvoting Common Stock shall not be issued pursuant to an outright grant or the exercise of an Option, or the settlement of a SAR of Phantom Stock and Restricted Stock shall not be awarded (Level too high) until such time as the Plan has been approved by the stockholders of the Company and (Level too high) unless the award of Common Stock, Nonvoting Common Stock or Restricted Stock, or the exercise of such Option, the settlement of a SAR or share of Phantom Stock and the issuance and delivery of such share pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange, if any, upon which the share of Common Stock or Nonvoting Common Stock may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the share of Common Stock (or, if applicable, Nonvoting Common Stock) is being purchased only for investment and without any present intention to sell or distribute such share if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

21.  Effective Date and Termination Date
     -----------------------------------

          21.01. Effective Date. This Plan is effective as of the later of the date of its adoption by the Board of Directors, or the date it is approved by the stockholders of the Company, pursuant to Section 20.

          21.02. Termination of the Plan. The Board of Directors may terminate the Plan at any time with respect to shares that are not then subject to outright grants, Options, Restricted Stock, SARs or Phantom Stock. Termination of the Plan will not affect the rights and obligations of any Participant with respect to Awards before termination.